Exhibit 99.1

NEWS RELEASE

Achaogen Plans for Near-Term Sale Using Structured Process

Through Chapter 11 of the U.S. Bankruptcy Code

-- Bidding process and auction projected to conclude June 2019 --

SOUTH SAN FRANCISCO, Calif., April 15, 2019 – Achaogen, Inc. (Nasdaq: AKAO), a biopharmaceutical company developing and commercializing innovative antibacterial agents to address multi-drug resistant (MDR) gram-negative infections, announced today that it has filed a voluntary petition under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the Court). Achaogen has also filed a motion seeking authorization to pursue an auction and sale process under Section 363 of the U.S. Bankruptcy Code.

Achaogen has filed a series of motions with the Court seeking to ensure the continuation of normal operations during this process. Achaogen has the support of its secured lender, Silicon Valley Bank, which has made a $25 million financing commitment to fund the Company’s operations through the auction and sale process. The Company believes that this commitment provides it with sufficient liquidity to continue to meet its operational and financial obligations to patients, physicians, suppliers and employees.

“The Achaogen Board of Directors and management team have thoroughly assessed our strategic options and financial situation and unanimously agree that this structured sale process represents the best possible solution for the Company,” said Blake Wise, CEO of Achaogen. “We continue to believe ZEMDRI® (plazomicin) has the potential to be a valuable component of a portfolio of anti-infective or hospital products and an important life-saving medicine for patients.”

The proposed bidding procedures, if approved by the Court, would allow interested parties to submit binding offers to acquire substantially all of Achaogen’s assets, which would be purchased free and clear of the Company’s indebtedness and liabilities. Interested parties could include both strategic and financial buyers, for whom substantial due diligence materials are available.  The sale process is expected to proceed according to the following timeline:

●	Bids expected to be submitted by May 29, 2019
●	Structured auction targeted to commence no later than June 3, 2019
●	Sale intended to be concluded by June 13, 2019

ZEMDRI Highlights

●	ZEMDRI was approved by the FDA in June 2018 and launched in the U.S. in July 2018
●	Achaogen has marketing exclusivity for plazomicin in the U.S. with composition of matter patents extending through at least 2031 or 2032
●	ZEMDRI has been granted New Technology Add-on Payment (NTAP) designation from the Centers for Medicare & Medicaid Services (CMS)
●	ZEMDRI has been approved for use on 156 hospital formularies and contracts are in place for over 200 physician-owned outpatient infusion centers
●

Achaogen has submitted a Marketing Authorization Application (MAA) to the European Medicines Agency (EMA) for potential approval of plazomicin and recently received the Day 120 questions; it expects to reply to the 120 Day questions by May 24, 2019

Exhibit 99.1

NEWS RELEASE

●	Achaogen has global commercialization rights to plazomicin and is leading an ongoing, active process seeking development and commercialization partners outside of the U.S.

Additional information about this process and proposed asset sale, as well as other documents related to the restructuring and reorganization proceedings, is available through Achaogen’s claims agent Kurtzman Carson Consultants LLC at www.kccllc.net/Achaogen. Achaogen’s legal counsel is Hogan Lovells US LLP and its financial advisors are MERU, LLC and Cassel Salpeter & Co. Cassel Salpeter has been retained, subject to approval of the Court, to manage the sale and auction process. Interested parties should contact Philip Cassel at pcassel@cs-ib.com or James Cassel at jcassel@cs-ib.com for additional information and access to due diligence materials. The Company filed the voluntary Chapter 11 petition in the U.S. Bankruptcy Court for the District of Delaware, Case No. 19-10844.

About Achaogen

Achaogen is a biopharmaceutical company passionately committed to the development and commercialization of innovative antibacterial treatments for MDR gram negative infections. Achaogen’s first commercial product is ZEMDRI, for the treatment of adults with complicated urinary tract infections, including pyelonephritis. The Achaogen ZEMDRI program was funded in part with federal funds from the Biomedical Advanced Research and Development Authority (BARDA). The Company is currently developing C-Scape, an orally administered beta-lactam/beta-lactamase inhibitor combination, which is also supported by BARDA. C-Scape is investigational, has not been determined to be safe or efficacious, and has not been approved for commercialization. For more information, visit the Achaogen website at www.achaogen.com.

Forward-Looking Statements

This press release contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements including words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions are forward-looking statements. These statements reflect the Company’s current views, expectations and beliefs concerning future events. In addition, any statements related to the Company’s plans to sell all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; the continued uninterrupted access to the Company’s product during the Chapter 11 proceedings; and other statements regarding the Company’s strategy and future operations, performance and prospects are forward-looking statements. Such plans, expectations and statements are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company and are subject to significant business, financial, economic, operating, competitive, litigation and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein, including, without limitation: the potential

Exhibit 99.1

NEWS RELEASE

adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and the proposed auction and asset sale; the effect of the Chapter 11 filings and proposed asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale; uncertainty regarding obtaining bankruptcy court approval of a sale of the Company’s assets or other conditions to the proposed asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders. The inclusion of forward-looking statements should not be regarded as a representation by Achaogen that any of its plans will be achieved. Investors should note that many factors, including those more fully described in the Company’s filings with the Commission (including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2018 filed on April 1, 2019 and other filings with the Commission), could affect the Company’s future financial results and could cause actual results to differ materially from those expressed in forward-looking statements, such as those contained in this press release. The forward-looking statements in this press release are qualified by risk factors identified by the Company. These risk factors, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Source: Achaogen, Inc.

Media and Investor Contact

Denise T. Powell

Red House Consulting, LLC

denise@redhousecomms.com

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